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                                                                    EXHIBIT 10.6

                          FIRST SUPPLEMENTAL INDENTURE

          First Supplemental Indenture (this "First Supplemental Indenture"), dated March 30, 1999, among Rental Service Corporation USA, Inc. (the "Guarantor"), Rental Service Corporation (the "Company"), and Norwest Bank Minnesota, N.A., as trustee under the indenture referred to below (the "Trustee").

                              W I T N E S S E T H

          WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture (the "Indenture"), dated as of May 13, 1998, providing for the issuance of an aggregate principal amount of up to $300,000,000 of 9% Senior Subordinated Notes due 2008 (the "Securities");

          WHEREAS, the Indenture provides that under certain circumstances the Guarantor shall execute and deliver to the Trustee a supplemental indenture pursuant to which the Guaranteeing Subsidiary shall unconditionally guarantee all of the Company's obligations under the Securities and the Indenture on the terms and conditions set forth in the Indenture (the "Guarantee"); and

          WHEREAS, pursuant to Sections 5.20 and 10.1 of the Indenture, the Trustee is authorized to execute and deliver this First Supplemental Indenture.


          NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guarantor and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:


          1. Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

          2. Agreement to Guarantee. The Guarantor irrevocably and unconditionally guarantees the Guarantee Obligations, which include (i) the principal of and interest on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether at maturity, by acceleration or otherwise and interest on the overdue principal, if any, and interest on any interest, to the extent lawful, of the Securities and all other obligations of the Company to the Holders or the Trustee thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and (ii) in case of any extension of time of payment or renewal of any Securities or of any such other obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, subject to any applicable grace period, whether at stated maturity, by acceleration or otherwise, subject, however, in the case of clauses (i) and (ii) above, to the limitations set forth in Section 11.5 of the Indenture.
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          The obligations of the Guarantor to the Holders and to the Trustee
pursuant to this Guarantee and the Indenture are expressly set forth in Articles XI and XII of the Indenture and reference is hereby made to such Indenture for the precise terms of this Guarantee.

          No stockholder, employee, officer, director or incorporator, as such, past, present or future of the Guarantor shall have any liability under this Guarantee by reason of his or its status as such stockholder, employee, officer, director or incorporator.

          THE TERMS OF ARTICLES XI AND XII OF THE INDENTURE ARE INCORPORATED HEREIN BY REFERENCE.


          3. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          4. Counterparts. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          5. Effect of Headings. The Section headings herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

                                       2
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          IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed as of the date first above written.

                              RENTAL SERVICE CORPORATION


                              By: /s/ Robert M. Wilson
                                  _______________________________
                              Name:   Robert M. Wilson
                              Title:  Senior Vice President

                              RENTAL SERVICE CORPORATION USA, INC.


                              By: /s/ Robert M. Wilson
                                 _______________________________
                              Name:   Robert M. Wilson
                              Title:  President

                              NORWEST BANK MINNESOTA, N.A.,
                                as Trustee


                              By: /s/ Jane Y. Schweiger
                                  ________________________________
                              Name: Jane Y. Schweiger
                                   ___________________
                              Title:  Authorized Signatory